Exhibit 99.2

This communication was first sent to Axiall employees beginning on June 10, 2016.

CEO Message to Employees – Westlake Acquisition

I want to share some important news regarding the future of our company. This morning, we announced that Axiall has agreed to be acquired by Westlake in an all-cash transaction for $33.00 per share, or approximately $3.8 billion. The press release we issued this morning is posted on Connect and our website.

Having stated its willingness to consider strategic alternatives in addition to pursuing a standalone operating strategy, our Board of Directors has worked diligently to achieve the highest value for Axiall stockholders. The transaction is the culmination of its strategic review process to maximize stockholder value, which included the participation of multiple parties. Ultimately, we believe the offer we accepted from Westlake provided the best value to stockholders.

While I realize this news may come as a surprise, your Board believes it is the right decision for our company and our stockholders. We believe that Westlake is a strong strategic partner for Axiall. Westlake is a vertically integrated manufacturer and supplier of basic chemicals and plastics including polyethylene, polyvinylchloride (PVC), styrene monomer, chlorine, caustic soda and PVC building products. Its offerings contribute to some of the most vital and widely used products in the world, from car parts to bread bags to PVC pipe for underground water solutions. We believe this strategic combination will drive significant value for our customers and business partners as we create a North American Vinyls leader with a highly integrated chain, diverse product portfolio and globally competitive cost structure.

Axiall’s manufacturing assets and capabilities are valuable – as are you who contribute to the company’s success. For the majority of our employees, today’s news simply means continued growth and success. How we manufacture chemicals and building products will not change. The successful efforts our employees have made to improve operations through more efficient work processes, and by applying a keen focus on safety every minute of every day, are hallmarks that should continue.

Until the transaction is completed, which is expected to occur by the fourth quarter of 2016, Axiall and Westlake will operate as separate, independent companies and there should be no changes in how we conduct our business. We will continue to operate and compete in the marketplace as we do today. At the appropriate time, a transition team will begin planning the integration of our two organizations. It is important during transitions like this to maintain strong levels of customer service and to reassure our customers that our commitment to exceeding their expectations on a daily basis will not be impacted by this announcement.

I know you will have many questions about today’s announcement and what it means for you. Please keep in mind that we are still very early in this process. As always, we will provide updates regarding any important developments as we move forward.

As a result of today’s announcement, you are likely to see increased media attention focused on Axiall. It is important for us to speak with one voice, so we ask that you forward any media calls to Chip Swearngan (1-678-507-0554) and investor calls to Martin Jarosick (1-770-395-4524).

I know I speak for the entire board of directors and business leadership team in expressing my sincere appreciation for your relentless focus, commitment and hard work, which has been – and will continue to be – the key to our success. The high price Westlake is paying for our company, which is more than three times our stock price in December, indicates the strong value they see in our assets, outlook and in our people. In fact, Westlake has told us that they highly value Axiall’s employees and look forward to working together in the combined company.

I am proud of all that we have accomplished together and equally confident in Axiall’s accelerated growth and success as part of Westlake.

Thank you for your continued dedication and support. Please continue to make your safety and that of your co-workers your first focus in everything that you do at Axiall.

Sincerely,

Timothy Mann, Jr.

President and CEO

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in, and subject to the safe harbor provisions of, the federal securities laws. These forward-looking statements include statements, among other things, concerning the expected benefits of the proposed Merger, such as growth potential, market profile, financial strength, and enhanced earnings per share, the potential financing of the transaction and the expected timing of the completion of the transaction. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “plan,” “believe,” “may,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are based on management’s assumptions regarding, among other things, general economic and industry-specific business conditions and the continued execution of Axiall’s business strategy, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approvals by Axiall’s stockholders and government or regulatory agencies (including the terms of such approvals); the possibility that long-term financing for the transaction may not be put in place prior to the closing; the risk that a condition to closing of the proposed Merger or the committed financing may not be satisfied; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on Merger-related issues; the impact of legislative, regulatory and competitive changes; potential operational disruption caused by the proposed Merger that may make it more difficult to maintain relationships with customers, employees or suppliers; risk of potential litigation related to the proposed Merger; Axiall’s ability to successfully implement and administer its cost-saving initiatives (including its restructuring programs) and produce the desired results (including projected savings); future prices for the companies’ products; industry capacity levels for the companies’ products, raw materials and energy costs and availability, and feedstock availability and prices; changes in governmental and environmental regulations; the adoption of new laws or regulations that may make it more difficult or expensive to operate the companies’ businesses or manufacture its products; Axiall’s ability to generate sufficient cash flows from its business; future economic conditions in the specific industries to which the companies’ products are sold; global economic conditions; competition within Axiall’s industry; complications resulting from Axiall’s multiple enterprise resource planning (“ERP”) systems and the implementation of its new ERP systems; the companies’ failure to adequately protect their data and technology systems; costs resulting from complications or delays relating to Axiall’s arrangements with Lotte Chemical USA Corporation related to the ethane cracker (ethylene manufacturing plant) being constructed in Lake Charles, Louisiana; Axiall’s failure to realize the benefits of, and/or disruptions resulting from, any asset dispositions, asset acquisitions, joint ventures, business combinations or other transactions; the impact of legislative, regulatory and competitive changes; and other risk factors relating to the chemicals industry, and other factors discussed in Axiall’s and Westlake’s respective annual reports on Form 10-K for the year ended December 31, 2015 and subsequent quarterly reports on Form 10-Q. The risks and uncertainties above are not the only risks Axiall faces. Additional risks and uncertainties not presently known to Axiall that it believes to be immaterial also may adversely affect Axiall. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on Axiall’s business, financial condition and results of operations, the parties do not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters attributable to the Axiall or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Axiall undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

Additional Information and Where To Find It

With respect to the 2016 Axiall annual meeting of stockholders, Axiall has filed a definitive proxy statement and other documents regarding the 2016 annual meeting of stockholders with the SEC and has mailed the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2016 annual meeting. With respect to the proposed Merger, Axiall expects to announce a special meeting of stockholders soon to obtain stockholder approval in connection with the proposed Merger between Westlake and Axiall. In connection with the special meeting, Axiall expects to file with the SEC a preliminary proxy statement and other relevant documents in connection with the proposed Merger. INVESTORS OF AXIALL ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS, THE PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATED TO THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, and from Axiall at its website, www.axiall.com, or 1000 Abernathy Road NE, Suite 1200, Atlanta, GA 30328, Attention: General Counsel.

Participants in the Solicitation

Axiall and certain of its respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the annual meeting of stockholders and the special meeting of stockholders. Information regarding Axiall’s directors and executive officers is available in Axiall’s proxy statement filed with the SEC on April 12, 2016 in connection with its 2016 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed Merger and other relevant materials to be filed with the SEC when they become available.